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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): October 8, 2004

                            MAGNA ENTERTAINMENT CORP.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        000-30578                                       98-0208374
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(Commission File Number)                   (I.R.S. Employer Identification No.)


  337 Magna Drive, Aurora, Ontario, Canada               L4G 7K1
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  (Address of Principal Executive Offices)              (Zip Code)


                                 (905) 726-2462
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if changed since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
            AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

(a) On October 8, 2004, a Term Loan Credit Agreement (the "Agreement") was entered into by and between Wells Fargo Bank, National Association (the "Bank") and the Registrant's wholly-owned subsidiary, The Santa Anita Companies, Inc. (the "Borrower"), to amend and extend the secured term credit facility between the Borrower and the Bank.


       Subject to the terms and conditions contained in the Agreement, the Borrower is entitled to borrow from the Bank up to the lesser of U.S. $75,000,000 or 45% of the appraisal value of Santa Anita Park.
       The Borrower drew down U.S. $26,795,207.67 on the facility on October 8, 2004. Interest on amounts borrowed under the facility is payable either on a floating rate basis, at the prime rate of interest, or on a fixed rate basis, at LIBOR plus 2.00% per annum. The Borrower is obliged to make monthly principal payments of U.S. $416,666.67 in addition to the interest payable.

       The facility is guaranteed by Los Angeles Turf Club, Incorporated, a wholly-owned subsidiary of the Borrower, and is secured as follows:
       (i) a First Deed of Trust on Santa Anita Park and the surrounding real property, (ii) an assignment of the lease between Los Angeles Turf Club, Incorporated, the racetrack operator, and the Borrower and (iii) a pledge of all of the outstanding capital stock of the Los Angeles Turf Club, Incorporated and the Borrower. The Agreement will terminate on October 7, 2007, unless extended to October 7, 2009 at the Borrower's option. Payment of any outstanding principal is due on maturity, unless accelerated upon the occurrence of an event of default (as prescribed by the Agreement).

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)               Exhibits

Exhibit 10.1 Copy of Term Loan Credit Agreement dated as of October 8, 2004 between Wells Fargo Bank, National Association ("Bank") and The Santa Anita Companies, Inc. ("Borrower").


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MAGNA ENTERTAINMENT CORP.
                                              (Registrant)




Date: October 14, 2004                  by:       /s/Gary M. Cohn
                                            --------------------------
                                              Gary M. Cohn, Secretary








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